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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





         As independent public accountants, we hereby consent to the reference to our Firm under the caption "Experts" and to the use of our report on the consolidated financial statements of Radian Group Inc. dated December 31, 1999, incorporated by reference in the Registration Statement on Form S-3 and the related Prospectus of Radian Group Inc. dated February 5, 2001.


                                                   /s/ DELOITTE & TOUCHE LLP
                                                   -----------------------------
                                                   DELOITTE & TOUCHE LLP



Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 2, 2001